UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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[   ]  Preliminary Proxy Statement
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[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to §240.14a -12

Silver Dragon Resources Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Silver Dragon Resources Inc. OTCBB: SDRG 5160 Yonge Street Suite 803 Toronto, Ontario Canada, M2N 6L9 Telephone Facsimile 416.223.8500 416.223.8507

August 17, 2011

Dear Stockholders:

You are cordially invited to join us for our 2011 annual meeting of stockholders, which will be held on Friday, September 23, 2011, at 8:00 a.m. Eastern time, at the Novatel North York located at 3 Park Home Avenue, Toronto, Ontario, Canada M2N 6L3 in the Duncan Room on the second floor. Holders of record of our common stock as of August 15, 2011 are entitled to notice of and to vote at the 2011 annual meeting.

The Notice of Annual Meeting of Stockholders and the proxy statement describe the business to be conducted at the meeting. We also will report at the meeting on matters of current interest to our stockholders.

Even if you plan to attend in person, please vote your shares promptly to ensure that they are represented at the meeting. You may submit your proxy vote by telephone or internet as described in the following materials or by completing and signing the enclosed proxy card and returning it in the envelope provided. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, you will need proof of ownership to be admitted to the meeting, as described under “How can I attend the meeting?” on page 5 of the proxy statement.

We look forward to seeing you at the annual meeting.

Sincerely,

Alessandro M. Motta, CISSP
Vice President, Investor Relations

August 17, 2011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Friday, September 23, 2011, at 8:00 a.m.

Place:	Novatel North York
3 Park Home Avenue
The Duncan Room (2nd Floor)
North York Ontario Canada, M2N 6L3
Telephone 416-733-2929

Items of Business:	1.	The election of all five directors, each for a one-year term.
	2.	The ratification of the selection of SF Partnership, LLP as our independent auditor for the fiscal year ending December 31, 2011.
	3.	Approval of the amendment to our Certificate of Incorporation to increase the number of authorized common shares of the Company from 150,000,000 to 300,000,000 shares.
	4.	Any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	You may vote at the meeting if you were a stockholder of record at the close of business on August 15, 2011.

Voting by Proxy:

If you cannot attend the annual meeting in person, you may vote your shares by telephone or internet by no later than 11:59 p.m. Eastern time on September 22, 2011 (as directed on the enclosed proxy card), or by completing, signing and promptly returning the enclosed proxy card by mail. We encourage you to vote by telephone or internet in order to reduce our mailing and handling expenses. If you choose to submit your proxy by mail, we have enclosed an envelope for your use, which is prepaid if mailed in the United States.

By Order of the Board of Directors

Jeffrey D. Sherman
Corporate Secretary andChief Financial Officer

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on September 23, 2011:

Our proxy statement and Annual Report are available at www.silverdragonresources.com

PROXY STATEMENT
TABLE OF CONTENTS

PROXY STATEMENT
2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 23, 2011

The Board of Directors of Silver Dragon Resources Inc. (referred to herein as “us,” “we,” “our” or “Company”) is soliciting proxies for use at the annual meeting of stockholders to be held on September 23, 2011, and at any adjournment of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to stockholders on or about August 23, 2011.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders. These matters include the election of directors, the ratification of the selection of our independent auditor and the approval of the amendment to our Certificate of Incorporation. Also, management will report on our performance during the last fiscal year and, once the business of the annual meeting is concluded, respond to questions from stockholders.

Who is entitled to vote at the meeting?

The Board of Directors has set August 15, 2011 as the record date for the annual meeting. If you were a stockholder of record at the close of business on August 15, 2011, you are entitled to vote at the meeting.

As of the record date, 112,331,615 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of 112,331,615 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, holders of at least majority of the votes entitled to be cast on the matter must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

  you are present and vote in person at the meeting; or

  you have properly submitted a proxy by mail, telephone or internet.

How do I vote my shares?

If you are a stockholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

  over the telephone by calling a toll-free number;

  electronically, using the internet; or

  by completing, signing and mailing the enclosed proxy card.

The telephone and internet voting procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the annual meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Telephone and internet voting is also encouraged for stockholders who hold their shares in street name.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two executive officers, Marc Hazout and Manuel Chan, have been designated as the proxies for our 2011 annual meeting of stockholders.

What is a proxy statement?

It is a document that we are required to give you, in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), when we ask you to designate proxies to vote your shares of our common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the SEC.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction card provided by it.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit your proxy vote by telephone or internet, vote once for each proxy card you receive.

Can I vote my shares in person at the meeting?

If you are a stockholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

What vote is required for the election of directors or for a proposal to be approved?

Directors must be elected by a plurality of the votes cast. This mean those nominees receiving the five highest number of votes at the meeting will be elected, even if such votes do not constitute a majority of the votes cast. The affirmative vote of a majority of the votes properly cast is required for the ratification of the selection of our independent auditor. The affirmative vote of a majority of the outstanding stock entitled to vote thereon is required to approve the amendment to our Certificate of Incorporation. Dissenters’ rights are not applicable to any matters being voted upon at the annual meeting.

How are votes counted?

You may vote “FOR” or “WITHHOLD” for each nominee for the Board of Directors and “FOR,” “AGAINST” or “ABSTAIN” on the other proposals.

If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote under the rules of the The NASDAQ Stock Market (the “NASDAQ”). Your broker or other nominee has discretionary authority to vote your shares with respect to the selection of SF Partnership, LLP as our independent auditor, even if your broker or other nominee does not receive voting instructions from you. However, your broker or other nominee does not have discretionary authority to vote your shares with respect to the election of directors or the proposal to approve the amendment to our Certificate of Incorporation without instruction from you.

Broker non-votes and abstentions are counted for purposes of determining whether or not a quorum exists for the transaction of business. However, broker non-votes, as well as abstentions from voting, will not be treated as votes cast and, therefore, will have no effect on the election of directors and the ratification of the selection of SF Partnership, LLP as our independent auditors. Because approval of the amendment to our Certificate of Incorporation requires the affirmative vote of the majority of shares of common stock entitled to vote on the proposal, as opposed to shares entitled to vote and cast at the Annual Meeting, broker non-votes and abstentions will have the effect of votes against the approval of said amendment.

Who will count the vote?

Representatives of Broadridge Financial Solutions, our tabulation agent, will tabulate the votes and act as independent inspector of elections.

How does the Board of Directors recommend that I vote?

You will vote on the following management proposals:

  Election of five directors: Marc Hazout, Charles McAlpine, Manuel Chan, Glen MacMullin and Guoqiang Hao.

  Ratification of the selection of SF Partnership, LLP as our independent auditor for the fiscal year ending December 31, 2011.

  Approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 300,000,000 shares.

The Board of Directors recommends that you vote FOR the election of each of the nominees to the Board of Directors, FOR the ratification of SF Partnership, LLP as our independent auditor for the fiscal year ending December 31, 2011 and FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by telephone or internet and do not specify how you want to vote your shares, we will vote your shares:

  FOR the election of all of the nominees for director;

  FOR the ratification of the selection of SF Partnership, LLP as our independent auditor for the fiscal year ending December 31, 2011; and

  FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 150,000,000 to 300,000,000.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting in person at the meeting. Attending the meeting will not revoke your proxy unless you specifically request to revoke it. To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should write to Corporate Secretary, Silver Dragon Resources Inc., 5160 Yonge Street, Suite 803; Toronto, Ontario, Canada, M2N 6L9 or call (416) 223-8500.

Will my vote be kept confidential?

Yes. We have procedures to ensure that, regardless of whether stockholders vote by mail, telephone, internet or in person, all proxies, ballots and voting tabulations that identify stockholders are kept permanently confidential, except as disclosure may be required by federal or state law or as expressly permitted by a stockholder. We also have the voting tabulations performed by an independent third party.

How can I attend the meeting?

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letters from your broker or other nominees are examples of proof of ownership.

Please let us know whether you plan to attend the meeting by marking the attendance box on the proxy card or responding affirmatively when prompted during telephone or internet voting.

You may also send an e-mail to info@silverdragonresources.com with your first and last name and telephone number with your notice that you would like to attend the meeting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile or personally. These individuals will receive no additional compensation for their services other than their regular salaries.

What are the deadlines for submitting stockholder proposals for the 2012 annual meeting?

In order for a stockholder proposal to be considered for inclusion in our proxy statement for the 2012 annual meeting, the written proposal must be received at our principal executive offices at Silver Dragon Resources Inc., 5160 Yonge Street, Suite 803, Toronto, Ontario, Canada, M2N 6L9, Attention: Corporate Secretary, on or before April 25, 2012.

If the date of our 2012 annual meeting is changed by more than 30 calendar days from the anniversary date of this year’s annual meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Stockholder proposals, other than those in respect of nominations for directors of the Company, that are not intended to be included in our proxy materials for our next annual meeting of stockholders but that are intended to be presented by the stockholder from the floor, must be received at our offices at Silver Dragon Resources Inc., 5160 Yonge Street, Suite 803, Toronto, Ontario, Canada, M2N 6L9, Attention: Corporate Secretary, on or before July 9, 2012. If the date of our 2012 annual meeting is changed by more than 30 calendar days from the anniversary date of this year’s annual meeting, then the deadline is a reasonable time before we send our proxy materials for that meeting.

If a stockholder wishes to nominate a person for election to the Board of Directors, such stockholder must follow the procedures set forth below under the section entitled “Corporate Governance — Director Nomination Process.”

How can I communicate with Silver Dragon’s Board of Directors?

You or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors, Chairman of the Board of Directors or specified individual directors to:

Silver Dragon Resources Inc.
5160 Yonge Street, Suite 803
Toronto, Ontario, Canada, M2N 6L9

Any such letters will be delivered to an independent director or a specified director if so addressed. Letters relating to accounting matters will also be delivered to our Chief Financial Officer or Corporate Controller for handling in accordance with the Board of Directors’ policy on investigation of complaints relating to accounting matters.

How can I elect to access proxy statements and annual reports electronically instead of receiving paper copies through the mail?

You can request electronic delivery if you are a stockholder of record or if you hold your shares in street name. In fact, we encourage you to request electronic delivery of these documents if you are comfortable with the electronic format because it saves us the expense of printing and mailing the materials to you and helps preserve environmental resources. You can choose this option by:

  following the instructions provided on your proxy card or voter instruction form;

  following the instructions provided when you vote over the internet; or

  going to http://www.proxyvote.com and following the instructions provided.

If you choose to view future proxy statements and annual reports over the internet, you will receive an e-mail message next year containing a link to the internet website where you can access our proxy statement and annual report. The e-mail also will include instructions for voting over the internet. You may revoke this request at any time by following the instructions at http://www.proxyvote.com. Your election to view proxy materials online is permanent unless you revoke it later.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single copy of the proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may write or call the Company at the following address and telephone number:

Silver Dragon Resources Inc.
5160 Yonge Street, Suite 803
Toronto, Ontario, Canada, M2N 6L9
(416) 223-8500

Stockholders who hold shares in “street name” (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our executive officers and directors are encouraged to own our common stock to further align their interests with our stockholders’ interests.

The following table sets forth certain information regarding beneficial ownership of our common stock as of August 2, 2011, by: (1) our directors, Named Executive Officers (as defined under “Executive Compensation” below) and beneficial holders of more than 5% of our common stock, and (2) all of our current directors and executive officers as a group. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

	Number of Shares	Percentage of Shares
Name and Address of Beneficial Owner	Beneficially Owned(1)	Beneficially Owned(2)

Tonaquint, Inc. (3)
Suite 803, 5160 Yonge Street, Toronto, Ontario, M2N 6L9	12,591,430	9.9%

Socius CG II, Ltd.(4)
Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda	5,883,896	5.2%

Marc Hazout (5)
Suite 803, 5160 Yonge Street, Toronto, Ontario, M2N 6L9	18,141,206	15.8%

Manuel Chan (6)
Suite 803, 5160 Yonge Street, Toronto, Ontario, M2N 6L9	752,500	*

Guoqiang Hao (7)
Suite 803, 5160 Yonge Street, Toronto, Ontario, M2N 6L9	400,000	*

Glen MacMullin (8)
Suite 803, 5160 Yonge Street, Toronto, Ontario, M2N 6L9	700,000	*

Charles McAlpine (9)
Suite 803, 5160 Yonge Street, Toronto, Ontario, M2N 6L9	400,000	*

Officers and Directors as a group (7 persons)	21,143,706	17.7%
* Represents less than 1% of the outstanding shares of common stock.

(1) Includes shares of common stock deemed to be beneficially owned by such person or group pursuant to warrants or other rights that are exercisable within 60 days from the above date.

(2) Based on 112,331,615 shares outstanding as of August 2, 2011 plus any shares of common stock deemed to be beneficially owned by such person or group pursuant to warrants or other rights that are exercisable within 60 days from the above date.

(3) Includes approximately 12,541,430 shares underlying outstanding rights exercisable within 60 days of August 2, 2011. Tonaquint, Inc. owns 50,000 shares of Common Stock. It also owns a share purchase warrant (the “Warrant”), expiring February 15, 2014, to purchase 8,600,000 shares of Common Stock at an exercise price of $0.50. Tonaquint, Inc. also owns a Secured Convertible Promissory Note in the principal amount of $2,766,000 (the “Note”), due February 15, 2013, which is convertible in tranches beginning on August 15, 2011 for shares of Common Stock equal to the amount of principal and interest of the Note, divided by 70% of the average of the volume weighted-average prices (VWAP) of the common stock for the three trading days with the lowest VWAPs during the 10 trading days prior to the conversion. However, pursuant to the terms of the Note and the Warrant, Tonaquint, Inc. shall not be permitted to hold by virtue of payment of interest or principal under the Note or conversion of the Note or the exercise of the Warrant a number of shares of common stock exceeding 9.99% of the number of shares of the Company’s common stock outstanding on such date. For more information related to the Note or Warrant, see our current report on Form 8-K filed with the SEC on February 18, 2011.

(4) The information is based on (i) the Schedule 13G filed by Socius CG II, Ltd. on February 4, 2011, less (ii) 3,116,104 shares returned for cancellation as reported on our Form 8-K on March 3, 2011. These shares are beneficially owned by Socius CG II, Ltd., and by Socius Capital Group, LLC, Terren S. Peizer and Patricia Peizer with respect to the shares beneficially owned by Socius CG II, Ltd. The address of the principal business office of Socius Capital Group, LLC, Mr. Peizer and Ms. Peizer is 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025.

(5)Owned by Travellers International Inc. solely owned by Mr. Hazout. Mr. Hazout is the President and CEO of Travellers. Includes 1,068,000 shares underlying outstanding warrants exercisable within 60 days of August 2, 2011.

(6) Includes 400,000 shares underlying outstanding warrants exercisable within 60 days of August 2, 2011. (7) Includes 200,000 shares underlying outstanding warrants exercisable within 60 days of August 2, 2011. (8) Includes 500,000 shares underlying outstanding warrants exercisable within 60 days of August 2, 2011. (9) Includes 400,000 shares underlying outstanding warrants exercisable within 60 days of August 2, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers, directors, and persons who beneficially own more than ten percent of a registered class of equity securities to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of these reports. Based solely on a review of the reports received by the SEC, furnished to us, or written representations from reporting persons that all reportable transactions were reported for the fiscal year ended December 31, 2010, we believe that our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except for the following reports and transactions:

		Number of Transactions
	Number of Late	Not Reported on a
Name	Reports	Timely Basis	Failure to File a Form
Jeffrey Sherman	1	1	--
Manuel Chan	--	1	1
Charles McAlpine	1	1	--
Alessandro Motta	1	2	--

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors is currently composed of five directors, Marc Hazout, Charles McAlpine, Manuel Chan, Glen MacMullin, Guoqiang Hao. The majority of the Board of Directors, made up of Mr. Hazout, Mr. Chan and Mr. Hao, are not “independent” under the applicable SEC rules and the criteria established by the NASDAQ. Mr. Hazout and Mr. Chan are not independent based on their employment as executive officers of the Corporation and Mr. Hao is a Director of our partner company Huaguan Industrial Corp. (HIC) in China. The Board of Directors has one class of members, elected annually to serve until the next annual meeting of stockholders or until a successor has been duly elected and qualified.

Nominees

The following persons are our 2011 director nominees, each of whom were recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors for nomination at this year’s annual meeting:

  Marc Hazout

  Manuel Chan

  Charles McAlpine

  Glen MacMullin

  Guoqiang Hao

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. If a nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. We do not expect that any nominee will be unable or decline to serve as a director.

Biographies of the aforementioned 2011 director nominees are located above under the heading “Information Concerning the Board of Directors.”

Vote Required

Directors must be elected by a plurality of the votes cast. This mean those nominees receiving the five highest number of votes at the meeting will be elected, even if such votes do not constitute a majority of the votes cast.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR election of the five nominated directors. Proxies will be voted FOR the election of the five nominees unless otherwise specified.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current directors and executive officers. The term for each director expires at our next annual general meeting or at such time as his or her successor is appointed and qualified. Each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of the stockholders and until his respective successor is chosen and qualified unless a shorter period shall have been specified by the terms of his election or appointment, or in each case until he sooner dies, resigns, is removed or becomes disqualified.

Name and Municipality of Residence	Position and Office Held	Director/Officer Since
Marc Hazout, Toronto, Canada	Director, President and CEO	June 1, 2002
Jeffrey Sherman, Toronto, Canada	Chief Financial Officer	September 8, 2010
Manuel Chan, Vancouver, Canada	Director and VP Operations for China	August 29, 2007
Charles McAlpine, Rosseau, Canada(1)(2)(3)	Director	September 28, 2010
Glen MacMullin, Toronto, Canada(1)(2)(3)	Director	December 6, 2007
Guoqiang Hao, Sanhe, China	Director	June 18, 2008
Alessandro Motta, Toronto, Ontario	Vice President, Investor Relations	October 5, 2010

(1)	Denotes member of the Audit Committee.
(2)	Denotes member of the Compensation Committee.
(3)	Denotes member of the Corporate Governance and Nominating Committee.

The following is a brief description of the business background of the Company’s directors and executive officers:

Marc M. Hazout, age 46, founded Silver Dragon Resources Inc. and currently serves as a Director, President and CEO. Mr. Hazout brings over 10 years of experience in public markets, finance and business operations to Silver Dragon Resources Inc. Over the past several years, Mr. Hazout has been involved in acquiring, restructuring and providing management services as both a director and an officer to several publicly traded companies. In 1998, Mr. Hazout founded and has been President and CEO of Travellers International Inc., a private investment banking firm headquartered in Toronto. Travellers has been involved in a multitude of successful capital market transactions, and over the past few years has focused on building relationships in China with the objective of participating in that country's tremendous growth opportunities. Mr. Hazout attended York University in Toronto studying International Relations and Economics. He attended The Canadian Securities Institute, after which, he traded equities with a securities firm in Toronto. Mr. Hazout speaks English, French, Hebrew and Arabic as well as some Spanish and Italian. The determination was made that Mr. Hazout should serve on our Board of Directors due to the fact that he is a founding member and CEO of the company, possesses significant experience in securities and capital markets and brings an extensive network of relationships in China.

Mr. Jeffrey Sherman, age 56, has had extensive experience as CFO of numerous corporations, written approximately 20 books, and lectured extensively on finance, treasury and governance, including as an adjunct professor at York University from 1984 to 2000, and executive development and other programs for the Institute of Chartered Accountants of Ontario since 1980. His most recent book is Cash Management Toolkit, published by the Canadian Institute of Chartered Accountants in 2010. From October 1999 to October 2003, he was Vice President and CFO at Herbert A. Watts Limited, a business services company, and was instrumental in its subsequent sale. From October 2003 to April 2005, Mr. Sherman served as CFO of VisualSonics Inc., a manufacturer of laboratory instrumentation, and from 1999 to present Mr. Sherman has been President of Anagram Services, a consulting company. He graduated with a Bachelor of Commerce from the University of Toronto, and an M.B.A. from York University, and obtained his designation as a Chartered Accountant in 1979.

Mr. Chan, age 61, possesses more than 20 years of experience in the real estate sector and holds a Bachelor of Commerce Degree in Management Information Systems and Accounting from the University of British Columbia, Canada. Through his business dealings, Mr. Chan has established an extensive network of business and personal relationships throughout the Hong Kong and China Investment Community. Mr. Chan is also a member of the Board of Directors of Sanhe Sino-Top Resources & Technologies Ltd., of which Silver Dragon owns a 40% equity interest. Sino-Top holds the exploration and mining rights to nine properties including the Erbahuo Silver Mine located in the Erbahuo Silver District in Northern China. The determination was made that Mr. Chan should serve on our Board of Directors due to his experience and extensive professional relationships in China.

Mr. Hao, age 56, is currently head of Exploration Unit of North China Geological Exploration Bureau, also referred to as Huaguan Industrial Corp.(HIC), a Chinese state-owned entity that operates in the mining, engineering, manufacturing, chemical analysis and real estate sectors. Mr. Hao has served with HIC for over 30 years, first as a geologist, then as a manager, and has witnessed its development from a geological exploration team to a conglomerate with a staff of over 700 and 10 subsidiaries. Under the leadership of Mr. Hao, HIC is also in the process of acquiring mining properties in northern Africa and central Asia. Mr. Hao is also a member of the Board of the Directors of Sanhe Sino-Top Resources & Technologies Ltd., a joint venture between Silver Dragon and HIC. Having a dual capacity of corporate executive and government officer, Mr. Hao has extensive connections with China’s mining and industrial circles and the Chinese government. The determination was made that Mr. Hao should serve on our Board of Directors due to his technical experience, geological background, professional relationships and industry expertise.

Mr. McAlpine, age 77, brings almost 50 years of experience at executive-level positions in the mining industry. He holds a Business Administration degree from The Ivey School, University of Western Ontario and is a Chartered Accountant. Mr. McAlpine was President of Campbell Chibougamau Mines Ltd., (a listed Canadian copper-gold mining company) in 1973 when Campbell won The Ryan Trophy for Best Safety Record of all metalliferous mines in Canada. From 1989 to 2007 he was a Director of Hecla Mining Company, now the largest and one of the lowest cost silver producers in the USA. The determination was made that Mr. McAlpine should serve on our Board of Directors due to his understanding of the precious metals industry, his financial background and qualifications and his extensive experience in the mining sector.

Mr. MacMullin, age 41, is currently Senior Vice President, Asset Management with Minto Group, an integrated real estate development, construction and management company. Prior to joining Minto Group in 2008, he was a Managing Director at Xavier Sussex, LLC; a private investment firm he co-founded in 2004. Previously, Mr. MacMullin was a Director and Chief Operating Officer with DB Advisors, LLC, a $6 billion hedge fund group based in New York and wholly owned by Deutsche Bank AG. He has also held several senior management positions with Deutsche Bank Offshore in the Cayman Islands, including Head of Investment Funds. He started his career in public accounting with Coopers & Lybrand in Ottawa, Canada and KPMG in the Cayman Islands. Mr. MacMullin received a Bachelor of Business Administration degree from Saint Francis Xavier University and is a member of the Canadian Institute of Chartered Accountants. He serves on the Board of Directors of Nayarit Gold Inc. The determination was made that Mr. MacMullin should serve on our Board of Directors due to his extensive financial background, professional relationships and industry knowledge.

Mr. Alessandro M. Motta, age 40, assumed his current responsibilities as VP Investor Relations in October, 2010 after serving as Director of IR & IT for the company since September 2006. Previously, Mr. Motta held senior positions and consulted for several financial and service institutions including CIBC-Intria, Scotiabank, CGI and Exodus Communications. Serving as an independent technology and management consultant since July of 2002, Alessandro has assisted government, enterprise and large non-profit organizations with implementing new technologies and adopting best practices in business management. Mr. Motta speaks English, Italian and French, and is currently studying Mandarin at the University of Toronto.

None of the above directors have entered into any arrangement or understanding with any other person pursuant to which they were, or are to be, elected as a director of the Company or a nominee of any other person. The Company confirms that no legal proceedings are required to be disclosed under Item 401(f) of regulation S-K and there are no family relationships among any of the above directors or executive officers of the Company.

CORPORATE GOVERNANCE

Our Board of Directors and management are dedicated to good corporate governance. Our Board of Directors has adopted the Silver Dragon Resources Inc. Code of Business Conduct and Ethics to provide a corporate framework for our directors and management to effectively pursue Silver Dragon Resources Inc.’s objectives for the benefit of our stockholders. The Board of Directors annually reviews and updates these guidelines and the charters of the Board committees in response to evolving best practices and the results of annual Board of Directors and committee evaluations. Our Code of Business Conduct and Ethics can be found at www.silverdragonresources.com by clicking on Corporate Profile, and then Corporate Governance. Stockholders may request a free printed copy of our Code of Business Conduct and Ethics from our investor relations department by contacting it at or by calling (416) 223-8500.

Director Independence

Our Board of Directors has determined that two of our directors, Messrs. MacMullin and McAlpine, are “independent” under the applicable SEC rules and the criteria established by the NASDAQ. Mr. Hazout is not independent because he is the Chief Executive Officer and President of Silver Dragon Resources Inc. Mr. Chan is not independent because he is the Vice President of Operations of Silver Dragon Resources Inc. Mr. Hao is not independent as he is a member of and sits on the board of directors of our partner company Huaguan Industrial Corp. in China.

We have established an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee, which are composed only of independent directors.

In assessing the independence of our directors, our full Board of Directors carefully considered all of the business relationships between Silver Dragon Resources Inc. and our directors or their affiliated companies. This review was based primarily on responses of the directors to questions regarding employment, business, familial, compensation and other relationships with Silver Dragon Resources Inc. and our management.

Board of Director Meetings

The Board of Directors met eight times during the fiscal year ended December 31, 2010, and took certain other actions by unanimous consent. All directors attended at least 75% of the meetings of the Board of Directors and of the committees of which they were members.

Executive Sessions of the Board of Directors

Our non-employee directors meet in executive session at each regular meeting of the Board of Directors without the chief executive officer or any other member of management present, and the independent directors meet alone on an annual basis.

Director Policies

Policy Regarding Service on Other Boards. Our Board of Directors does not have a policy that restricts our directors from serving on the board of directors of other publicly traded companies unless the Board of Directors determines that such service will impair their service on the Silver Dragon Resources Board of Directors or could represent a conflict of interest.

Policy Regarding Attendance at Annual Meetings. We encourage, but do not require, the members of our Board of Directors to attend the annual meeting of stockholders. One director attended our last annual meeting.

Audit Committee

The Audit Committee was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, to oversee the Company's corporate accounting and financial reporting processes and audits of its financial statements. The members of our Audit Committee are Messrs. McAlpine and MacMullin.

Mr. MacMullin is chairman of the Audit Committee. All committee members qualify as independent directors under the applicable NASDAQ standards and SEC rules. The Audit Committee held one meeting on November 10, 2010.

We have established an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis. The Audit Committee Charter is available on our Company website at www.silverdragonresources.com. Further information on our Audit Committee and related matters, including the Report of our Board on Audited Financial Statements, is located below under the section “Proposal 2—Ratification of Selection of Auditor.”

Corporate Governance and Nominating Committee

Our Board of Directors has established a Corporate Governance and Nominating Committee, the current members of which are Messrs. McAlpine and MacMullin. Mr. McAlpine is chairman of the Committee. All current committee members qualify as independent directors under the applicable NASDAQ and SEC rules. The Committee held one meeting during the fiscal year ended December 31, 2010. The Committee's Charter is available on our website at www.silverdragonresources.com. The Committee, acting pursuant to its written charter: (i) develops corporate guidelines and procedures; (ii) ensures adequate guidance, reporting and investigation processes; (iii) monitors compliance with regulatory guidelines and ethics policies; (iv) evaluates and recommends members to the Board of Directors; and (v) evaluates Board of Director performance.

Director Nomination Process

Director Qualifications. Members of our Board of Directors must have broad experience and business acumen, a record of professional accomplishment in his or her field, and demonstrated honesty and integrity consistent with the Company’s values. In evaluating director nominees, the Corporate Governance and Nominating Committee considers a variety of factors, including, without limitation, the appropriate size of the Board of Directors, the Company’s needs with respect to the particular talents and experience of the directors, the nominee’s experience and understanding of the mining and metals industry, the nominee’s availability to attend Board of Directors and committee meetings, familiarity with national and international business matters, experience with accounting rules and practices, and professional expertise and experience beneficial to the achievement of the Company’s strategic goals. The Corporate Governance and Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Corporate Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. Rather, the Committee seeks to achieve a Board of Directors that represents a diverse mix of skills, perspectives, talents and backgrounds necessary to oversee the Company’s business.

Identification of Nominees by the Board of Directors. The Corporate Governance and Nominating Committee identifies nominees by first considering the desired skills and experience based on the qualifications discussed above. The Corporate Governance and Nominating Committee will solicit ideas for possible candidates from members of the Board of Directors, senior level executives and individuals personally known to the members of the Board of Directors. The Corporate Governance and Nominating Committee evaluates all possible candidates, including individuals recommended by stockholders, using the same criteria.

Stockholder Nominations. Our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors. The Corporate Governance and Nominating Committee considers nominees properly recommended by stockholders. Stockholders wishing to submit nominations must provide timely written notice to our Corporate Secretary containing the following information:

  the name and address of the stockholder proposing such business (each such stockholder, a “Nominating Person”);
  the class and number of shares of the Company that are owned beneficially by each Nominating Person;
  with respect to each director nominee proposed by a stockholder, such nominee’s written consent to being named in our Proxy Statement as a nominee and to serving as a director, if elected;
  as to each person, if any, whom the Nominating Person proposes to nominate for election as a director: the name, age, business address and residence address of such person, the principal occupation or employment of such person and the class and number of shares of the Company that are beneficially owned by such person; and
  such other information regarding each Nominating Person and each nominee proposed by the Nominating Person as would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitations or proxies for election of directors, or would be otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder.

To be timely, a stockholder’s notice in respect of a director nomination must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices, Silver Dragon Resources Inc., 5160 Yonge Street, Suite 803; Toronto, Ontario, Canada, M2N 6L9, not less than 45 calendar days nor more than 90 calendar days prior to the meeting. However, in the event that less than 55 calendar days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made.

Compensation Committee

Our Board of Directors has established a Compensation Committee, the current members of which are Messrs. McAlpine and MacMullin. Mr. McAlpine is chairman of the Committee. All current committee members qualify as independent directors under the applicable NASDAQ standards and SEC rules. The Committee held one meeting during the fiscal year 2010. The Committee's Charter is available on our website at www.silverdragonresources.com. The Committee, acting pursuant to its written charter, assists the Board of Directors in fulfilling its oversight responsibilities in relation to compensation by developing, monitoring and assessing the Company’s approach to the compensation of our directors, senior management and employees. It has the power and authority to review, administer and make recommendations to the Board of Directors with respect to the Company’s compensation programs and establish any performance measures pursuant to which performance-based compensation will be awarded. The Compensation Committee does not delegate its authority.

The Compensation Committee reviews the compensation paid to Directors. No cash compensation has been paid to Directors; warrants are issued from time to time as approved by the Compensation Committee and the full Board of Directors. The remuneration of the CEO is reviewed and approved by the Compensation Committee and subsequently reviewed and approved by the full Board of Directors. The CEO sets the remuneration for other employees of the company, taking account of industry and economic conditions.

Board of Director Leadership Structure and Role in Risk Oversight

Our Board of Directors does not have a standing policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors. Rather, the Board of Directors selects the Chairman of the Board of Directors in the manner and upon the criteria that it deems best for the Company at the time of selection. Since 2002, Mr. Hazout has served as both our Chief Executive Officer and Chairman. We believe that this leadership structure has been effective for the company by providing clear and unified leadership through a single CEO/Chairman, whose power is balanced by committees comprised solely of independent directors. The Board of Directors does not have a lead independent director.

While our management is charged with the day-to-day management of risks we face, the Audit Committee is responsible for oversight of risk management. The Audit Committee reviews and assesses the adequacy of the implementation of appropriate systems to mitigate and manage the principal risks to the Company. In addition, the Audit Committee is charged with the responsibility of evaluating related party transactions and conflicts of interest. The Audit Committee reports to the Board of Directors regarding the foregoing matters, and the Board of Directors ultimately approves any changes in corporate policies, including those pertaining to risk management.

We believe that our Board of Directors’ leadership structure promotes effective oversight of our risk management for the same reasons that we believe the structure is most effective for our company in general, that is, by providing unified leadership through a single person, while allowing for input from our independent committees, all of whom are fully engaged in deliberations and decisions of the Board of Directors.

EXECUTIVE COMPENSATION

This section contains a discussion of the material elements of compensation earned during 2010 by our "Named Executive Officers" listed in the summary compensation table below. For the 2010 fiscal year, our only Named Executive Officer, based on the SEC’s compensation thresholds, was our Chief Executive Officer and President, Marc M. Hazout.

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes and explains the significant elements of our compensation programs.

The objectives of our compensation program are to retain and motivate qualified executive officers who will drive our success while promoting an alignment of interests between the executive officers and the shareholders. Compensation consists of three elements: base salary, short-term incentive bonus and common share purchase warrants and stock options. The Compensation Committee reviews annually each component and appropriate competitive factors, and makes recommendations based upon performance.

Base Salaries

The primary element of our compensation program is base salary. Our view is that a competitive base salary is a necessary element for retaining and attracting qualified employees. The base salary of each executive is determined based upon survey data and other competitive information, number of years’ experience, and comparison to other base salaries paid in similar situations.

Short-Term Incentive Bonus

In addition to establishing competitive base salaries and stock option incentives, one of the objectives of the executive compensation strategy is to encourage and recognize strong levels of performance by linking achievement of specific goals with variable cash compensation in the form of a short-term incentive bonus. The compensation committee will be assessing appropriate targets going forward. No short-term incentive bonuses were awarded during 2010.

Stock Warrants

The number of stock warrants granted is reviewed at each grant date to provide medium-term incentives. Warrants granted to directors who are not employees vest immediately and expire after three years. The terms and conditions of the warrants granted to executives and other employees are reviewed for each grant at the time that it is made.

Long Term Incentive Plan (LTIP) Awards

We do not have any long-term incentive plans pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of our securities) was paid or distributed to any Named Executive Officers during the financial year ended December 31, 2010.

Option and Stock Appreciation Rights (SARs)

We currently do not have in place a stock option plan for the purpose of attracting and motivating directors, officers, employees and consultants.

Defined Benefit or Actuarial Plan

We do not have a defined benefit or actuarial plan.

Summary Compensation Table

The following table sets forth certain summary information concerning the compensation paid or accrued during each of our last two completed fiscal years for services for Named Executive Officer in all capacities for the fiscal year ended December 31, 2010.

							Nonqualified
						Non-Equity	Deferred
Name and				Stock	Option	Incentive PlanOther	Compensation	All
Principal	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position		($)	($)	($)	($)	($)	($)	($)	($)

Marc Hazout, Director, President and Chief Executive Officer	2010	-	-	280,000(1)	-	-	-	302,040(2)	582,040
	2009	-	-	-	-	-	-	288,000(2)	288,000

(1)

The shares granted in 2010 were pursuant to a financing and extension of contract for five years. The shares issued to Travellers International Inc., a corporation owned by Mr. Hazout, consisted of 1,000,000 shares of our restricted common stock, valued at $0.280 per share on the grant date, which vested immediately and are restricted from resale for six months from the date of issuance of the shares.

(2)	Payments were made to Travellers International Inc.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table provides information regarding the outstanding equity awards held by our Named Executive Officers as of December 31, 2010.

	Option Awards					Stock Awards
Name	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Exercise Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Marc Hazout	-	-	-	-	-	-	-	-	-

No options have been awarded to Named Executive Officers. Any stock awards granted to Named Executive Officers are fully vested.

Director Compensation

Directors who are also officers are not remunerated for their services rendered as a director. Outside directors received warrants as remuneration for their service as a director. Directors are reimbursed for any reasonable expenses incurred in the connection with attendance at Board of Directors or committee meetings or any expenses generated in connection with the performance of services on our behalf.

The following table summarizes compensation paid or earned by our directors who are not Named Executive Officers for their services as directors of our company during the fiscal year ended December 31, 2010.

					Non-
				Non-equity	qualified
	Fees earned	Stock	Option	incentive plan	deferred
	or paid in	awards	awards	compensation	compensation	All other	Total
Name	cash	($)	($)	($)	earnings ($)	compensation	($)
Manuel Chan	-	-	20,426(1)	-	-	-	20,426
Charles McAlpine	-	-	32,704(2)	-	-	-	32,704

(1)	200,000 share purchase warrants were awarded to Manuel Chan exercisable at an exercise price of $0.18 for a period of two years from the date of issuance.
(2)	200,000 share purchase warrants were awarded to Charles McAlpine exercisable at an exercise price of $0.25 for a period of three years from the date of issuance.

Consulting Agreements

On November 1, 2010, we entered into a consulting agreement with Travellers International Inc., a corporation owned by Mr. Hazout, to provide consulting services including all activities required to direct, oversee, and manage us including providing the services that would be provided by a chief executive officer. The consulting agreement provides that Mr. Hazout is entitled to an annual fee of $288,000 for a term of five years, a travel allowance of $3,000 per month, and eight weeks paid holidays each calendar year. Upon termination of the consulting agreement, Mr. Hazout will be provided with 100% of his annual fee rate for the remaining period of the agreement. The agreement contains provisions prohibiting him from competing with us or soliciting customers or employees for a period of one year following the termination of the agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

On October 6, 2010 we issued 1,000,000 shares of common stock to Travellers International Inc., a company owned by Marc Hazout, pursuant to the signing of an agreement. The fair value of the shares issued on the date of issuance was $280,000.

Review of Related Person Transactions

Silver Dragon Resources Inc. has established procedures for reviewing transactions between Silver Dragon Resources Inc. and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These procedures are intended to determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer

PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITOR

SF Partnership, LLP began serving as our independent auditor in January 2006. The Board of Directors has selected SF Partnership, LLP to serve as our independent auditor for the fiscal year ending December 31, 2011. While we are not required to do so, Silver Dragon Resources Inc. is submitting the selection of SF Partnership, LLP to serve as our independent auditor for the fiscal year ending December 31, 2011, for ratification in order to ascertain the views of our stockholders on this appointment. If the selection is not ratified, the Board of Directors will reconsider its selection. Representatives of SF Partnership, LLP are not expected to be present at the annual meeting, and, therefore, will not be available to make a statement or answer questions at the annual meeting.

Audit Fees

The aggregate fees billed by our external auditors in each of the last two fiscal years are as follows:

	2010	2009
Audit fees	$52,119	$20,694
Audit-related fees[1]	$63,525	$56,096
Tax fees	—	—
All other fees	—	—
Total	$115,644	$76,690

(1) These fees were for reviews of quarterly financial statements.

The audit committee was formed in the fourth quarter of 2010 and as such, did not have a role in approving audit-related fees, tax fees, and all other fees as shown above during the year.

Report on Audited Financial Statements

The Audit Committee reviewed and discussed with management and our independent auditors the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010. In addition, the Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Audit Committee has also received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with our independent auditors that audit firm's independence from the Company and its management. Based on the review and discussions, our Board recommended that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

Audit Committee of the Board
Glen MacMullin, Charles McAlpine

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes properly cast at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR ratification of the selection of SF Partnership, LLP as the independent auditor of Silver Dragon Resources Inc. and our subsidiaries for the fiscal year ending December 31, 2011. Proxies will be voted FOR ratifying this selection unless otherwise specified.

PROPOSAL 3—APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK

Our Board of Directors approved a Certificate of Amendment to our Certificate of Incorporation (the “Amendment”), subject to stockholder approval, to increase the number of authorized shares of our common stock from 150,000,000 to 300,000,000 shares and to increase the number of authorized shares of stock from 170,000,000 to 320,000,000. We currently have 20,000,000 shares of preferred stock authorized, which would remain unchanged.

This proposal would not affect the validity or status of any currently outstanding shares of common stock. Of the 150,000,000 currently authorized shares of common stock, as of August 2, 2011, we had 112,331,615 shares of common stock outstanding.

Our Board of Directors has determined that it would be in the best interests of the Company to adopt the Amendment in order to provide us with the flexibility to pursue all finance and corporate opportunities involving our common stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approval at the time of such issuances. Although we have no current plans to issue any additional shares of common stock, other than in connection with the granting of equity-based awards to employees and directors and the issuance of common stock pursuant to outstanding rights to acquire common stock, we continuously evaluate potential financing, acquisition and other corporate opportunities, some of which may require the issuance of our common stock.

Unless otherwise required by applicable law or regulation, the shares of common stock to be authorized will be issued without further authorization by vote or consent of the stockholders and on such terms and for such consideration as may be determined by the Board of Directors. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock. Common stock holders do not have any preemptive rights.

The shares will be available for issuance upon the approval of our Board of Directors for proper corporate purposes, including but not limited to, stock dividends, acquisitions, financings, issuances pursuant to outstanding rights to acquire our common stock and equity compensation. The issuance of additional shares of common stock in the future will have the effect of diluting earnings per share, voting power and common shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of us.

In accordance with the Delaware General Corporation Law, the Board of Directors has reserved the right, in the exercise of its discretion, to abandon the Amendment, regardless of whether the stockholders approve the Amendment.

If the Amendment is approved by the stockholders and it is not abandoned by the Board of Directors, it will become effective upon filing of the Amendment with the Secretary of State of the State of Delaware, which filing is expected to occur soon after the annual meeting.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR the adoption of the amendment to the Company’s Certificate of Incorporation. Proxies will be voted FOR this proposal unless otherwise specified.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2010 is available on the SEC’s EDGAR website at www.sec.gov or on our website at www.silverdragonresources.com.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of Silver Dragon Resources Inc.

Marc Hazout
President & CEO

Dated: August 17, 2011